UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 17, 1999


                         TRANSFINANCIAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



            State of Other Jurisdiction or Incorporation - Delaware

                        Commission File Number - 0-12321

                 IRS Employer Identification Number 46-0278762



                           8245 Nieman Rd., Suite 100
         Lenexa, Kansas 66214
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                    (Address of Principal Executive Offices)
       Registrant's telephone number, including area code (913) 859-0055
                                       N/A
         (Former name or former address, if changed since last report)


ITEM 5.        OTHER EVENTS

Attached hereto, and incorporated by reference herein, as Exhibit 1 is a press release dated March 17, 1999, with respect to TransFinancial Holdings, Inc.' s stock repurchase program.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

     1.    Press Release of TransFinancial Holdings, Inc. dated March 17, 1999.





                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



                                  TRANSFINANCIAL HOLDINGS, INC.



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Date: March 17, 1999              By:  /s/Timothy P. O'Neil

                                          Timothy P. O'Neil
                                          President




























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